Business Acquisitions	Dec. 05, 2019
Business Acquisition
3. Preliminary Purchase Price
The
purchase price in the Merger is estimated to be approximately $854.5 million. This amount was derived based on the Merger Consideration to be paid to holders of William Lyon Homes common stock. Per the Merger Agreement, the holders of William Lyon Homes common stock will receive per share consideration consisting of (i) share
s
of Taylor Morrison common stock based on a conversion ratio as noted in the table below and

(ii) $
2.50
in cash per share of William Lyon common stock.
The following is a preliminary calculation of the purchase price.

( Dollars in thousands )	Unconverted William Lyon Homes Share Counts	Conversion Ratio	Converted William Lyon Homes Shares to Taylor Morrison Shares
Basic shares of common stock outstanding as of September 30, 2019	37,846,420	0.8000	30,277,136
Dilutive securities outstanding as of September 30, 2019	1,988,751	0.9055	1,800,814

Total diluted shares of common stock outstanding as of September 30, 2019	39,835,171		32,077,950

William Lyon Homes basic shares of common stock outstanding as of September 30, 2019	37,846,420
$2.50 per share of William Lyon common stock consideration	$2.50

Consideration attributable to cash	$94,616

Total William Lyon Homes diluted shares of common stock converted to Taylor Morrison shares of common stock outstanding as of September 30, 2019	32,077,950
Per share price of consideration	$23.69

Consideration attributable to Taylor Morrison common stock (1)	$759,927

Total purchase price	$854,543

(1)	A 1.0% increase or decrease in the stock price of Taylor Morrison common stock would increase or decrease the consideration by approximately $7.6 million and impact goodwill by a corresponding amount.

The following is a preliminary estimate of the fair value of William Lyon Homes’ assets to be acquired and the William Lyon Homes liabilities to be assumed by Taylor Morrison in the Merger, reconciled to the estimate of the purchase price.
For p
u
rposes of this allocation only, Owned Inventory, deferred tax assets, and total debt reflect a preliminary estimate of fair value. All other assets and liabilities are presented at carrying value and are also subject to completion of the fair value analysis.

(Dollars in thousands)
Total purchase price	$854,543
William Lyon Homes assets acquired:
Cash and cash equivalents	$44,882
Owned inventory	2,064,290
Real estate not owned	215,541
Land Deposits	136,549
Property and equipment and other assets, net	217,175
Deferred tax assets, net	87,440
Operating lease right of use assets	37,000
Goodwill	277,706

Total William Lyon Homes assets acquired	$3,080,583

William Lyon Homes liabilities assumed:
Accounts payable	$114,810
Accrued expenses and other liabilities	151,681
Operating lease liabilities	37,900
Income taxes payable	692
Total debt, net	1,569,017
Liabilities attributable to real estate not owned	215,541

Total William Lyon Homes liabilities assumed	$2,089,641

Minority interest in consolidated entities	136,398

William Lyon Homes net assets acquired	$854,543

AV Homes Inc [Member]
Business Acquisition
Note 2—Business Acquisitions
On January 8, 2018, we acquired substantially all of the assets and assumed certain liabilities of MMLC Texas Builders, LLC (“Oakdale-Hampton Homes”) for $44.8 million, including an earn-out,
which remains subject to customary post-closing adjustments. A portion of the aggregate consideration equal to $0.6 million was placed in a third-party escrow account as security for Oakdale-Hampton Homes’ indemnification and other obligations under the purchase agreement. Oakdale-Hampton Homes acquired developed land and constructs single-family homes in the Dallas-Fort Worth, Texas area. The results of Oakdale-Hampton’s operations are included in our consolidated financial statements from the acquisition date of January 8, 2018.
The Oakdale-Hampton Homes acquisition was accounted for in accordance with ASC 805,
Business Combinations
(“ASC 805”). We recorded the acquired assets and liabilities at their estimated fair values. We determined the estimated fair values with the assistance of appraisals or valuations performed by independent third-party specialists, discounted cash flow analyses, quoted market prices where available, and estimates by management. To the extent the consideration transferred exceeded the fair value of the net assets acquired in this transaction, such excess was assigned to goodwill.
The following table summarizes the calculation of the fair value of the total consideration transferred to Oakdale-Hampton Homes and the preliminary allocation to the assets acquired and liabilities assumed as of the acquisition date (in thousands):

Fair value of consideration transferred:
Cash paid for net assets	$42,423
Contingent consideration (earn-out)	2,418

Total consideration transferred	$44,841

Fair value of assets acquired and liabilities assumed:
Assets
Receivables and other assets	$719
Land and other inventories	34,933
Property and equipment	798
Trade name	560
Goodwill	8,733

Total assets acquired	45,743

Liabilities
Accounts payable	749
Accrued and other liabilities	84
Customer deposits	69

Total liabilities assumed	902

Total net assets acquired	$44,841

Fair Value
Receivables and other assets, property and equipment, accounts payable and accrued and other liabilities were generally stated at historical carrying values given the short-term nature of these assets and liabilities.
We determined the fair value of land and other inventories on a lot-by-lot
basis primarily using market comparable land and home sales transactions combined with our estimates related to expected average home selling prices and sales incentives, expected sales paces and cancellation rates, expected land development and construction timelines, and anticipated land development, construction, and overhead costs. Such estimates must be made for each individual community and may vary significantly between communities. The fair values of identified intangible assets were determined using discounted cash flow models.
The $0.6 million of acquired intangible assets relates to trade names that are being amortized over 2.5 years. Amortization expense for the three and nine months ended September 30, 2018 was $0.1 million and $0.2 million, respectively, and is included in selling, general and administrative expenses in the consolidated statements of operations.
We estimated the preliminary fair value of acquired assets and liabilities as of the date of acquisition based on information available at that time. The valuation of these tangible and identifiable intangible assets and liabilities is subject to further management review and may change.
Transaction and Integration Costs
Transaction and integration costs directly related to the Oakdale-Hampton Homes acquisition, including legal and accounting fees, were expensed as incurred in accordance with ASC 805.
Goodwill
As of the acquisition date, goodwill consisted primarily of the expected economic value attributable to gaining access to a new market with immediate revenue opportunities through an established backlog and assembled workforce. All of the goodwill is expected to be deductible for income tax purposes and is assigned to the Texas reporting segment.
Supplemental Pro Forma Information
The following represents pro forma operating results as if Oakdale-Hampton Homes had been included in our consolidated statements of operations as of the beginning of the fiscal year presented (in thousands, except per share data):

	Three Months Ended	Nine Months Ended
	September 30, 2017	September 30, 2017
Revenue	$214,321	$597,964
Net (loss)/income	(1,108)	3,944
Basic (loss)/earnings per share	(0.05)	0.18
Diluted (loss)/earnings per share	(0.05)	0.17

The supplemental pro forma operating results have been determined after adjusting the operating results of Oakdale-Hampton Homes to reflect additional expense that would have been recorded assuming the fair value adjustments to inventory and intangible assets had been applied as of January 1, 2017. These results may not be indicative of future operating results.